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                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                            (a Maryland corporation)





                        16,000,000 Shares of Common Stock






                               PURCHASE AGREEMENT
















Dated: April     , 2002
             ----


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


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PURCHASE AGREEMENT............................................................1
  SECTION 1.  REPRESENTATIONS AND Warranties..................................3
    (a)  REPRESENTATIONS AND WARRANTIES BY THE Company........................3
       (i)  COMPLIANCE WITH REGISTRATION REQUIREMENTS.........................3
       (ii)      INDEPENDENT ACCOUNTANTS......................................4
       (iii)     FINANCIAL STATEMENTS.........................................4
       (iv)      NO MATERIAL ADVERSE CHANGE IN BUSINESS.......................5
       (v)       GOOD STANDING OF THE COMPANY.................................5
       (vi)      GOOD STANDING OF THE OPERATING PARTNERSHIPS..................6
       (vii)     GOOD STANDING OF SUBSIDIARIES................................6
       (viii)    CAPITALIZATION...............................................7
       (ix)      AUTHORIZATION OF AGREEMENT...................................7
       (x)       AUTHORIZATION AND DESCRIPTION OF SECURITIES..................7
       (xi)      ABSENCE OF DEFAULTS AND CONFLICTS............................7
       (xii)     ABSENCE OF LABOR DISPUTE.....................................8
       (xiii)    ABSENCE OF PROCEEDINGS.......................................8
       (xiv)     ACCURACY OF EXHIBITS.........................................9
       (xv)      POSSESSION OF INTELLECTUAL PROPERTY..........................9
       (xvi)     ABSENCE OF FURTHER REQUIREMENTS..............................9
       (xvii)    POSSESSION OF LICENSES AND PERMITS...........................9
       (xviii)   TITLE TO PROPERTY...........................................10
       (xix)     COMPLIANCE WITH CUBA ACT....................................10
       (xx)      INVESTMENT COMPANY ACT......................................10
       (xxi)     ENVIRONMENTAL LAWS..........................................11
       (xxii)    INSURANCE...................................................11
       (xxiii)   TITLE INSURANCE.............................................12
       (xxiv)    MORTGAGES...................................................12
       (xxv)     REGISTRATION RIGHTS.........................................12
       (xxvi)    REIT QUALIFICATION..........................................12
       (xxvii)   PARTNERSHIP CLASSIFICATION..................................12
       (xxviii)  SUBSIDIARY PARTNERSHIPS.....................................12
       (xxix)    TAX RETURNS.................................................13
       (xxx)     PENSION PLANS...............................................13
       (xxxi)    PLAN ASSETS.................................................13
       (xxxii)   REOC STATUS.................................................13
       (xxxiii)  COMPLIANCE WITH ERISA.......................................13

    (b)  REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS..........14
       (i)       ACCURATE DISCLOSURE.........................................14
       (ii)      GOOD STANDING OF THE SELLING STOCKHOLDER....................14
       (iii)     AUTHORIZATION OF AGREEMENTS.................................14
       (iv)      GOOD AND MARKETABLE TITLE...................................15
       (v)       DUE EXECUTION OF POWER OF ATTORNEY AND CUSTODY AGREEMENT....15
       (vi)      ABSENCE OF MANIPULATION.....................................15
       (vii)     ABSENCE OF FURTHER REQUIREMENTS.............................16
       (viii)    CERTIFICATES SUITABLE FOR TRANSFER..........................16
       (ix)      NO ASSOCIATION WITH NASD....................................16
    (c)  OFFICER'S CERTIFICATES..............................................16

  SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.....................16
    (a)  INITIAL SECURITIES..................................................16
    (b)  OPTION SECURITIES...................................................17
    (c)  PAYMENT.............................................................17
    (d)  DENOMINATIONS; REGISTRATION.........................................18
    (e)  APPOINTMENT OF QUALIFIED INDEPENDENT UNDERWRITER....................18

  SECTION 3. COVENANTS.......................................................18
    (a)  COVENANTS OF THE Company............................................18
       (i)       COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION
                   REQUESTS..................................................18
       (ii)      FILING OF AMENDMENTS........................................19
       (iii)     DELIVERY OF REGISTRATION STATEMENTS.........................19
       (iv)      DELIVERY OF PROSPECTUS......................................19
       (v)       CONTINUED COMPLIANCE WITH SECURITIES LAWS...................20
       (vi)      BLUE SKY QUALIFICATIONS.....................................20
       (vii)     RULE 158....................................................21
       (viii)    USE OF PROCEEDS.............................................21
       (ix)      LISTING.....................................................21
       (x)       RESTRICTION ON SALE OF SECURITIES...........................21
       (xi)      REPORTING REQUIREMENTS......................................22
       (xii)     COMPLIANCE WITH NASD RULES..................................22
       (xiii)    COMPLIANCE WITH RULE 463....................................22
    (b)  COVENANT OF THE SELLING STOCKHOLDERS................................22
       (i)  RESTRICTION ON SALE OF SECURITIES................................22

  SECTION 4. PAYMENT OF EXPENSES.............................................23
    (a)  EXPENSES............................................................23
    (b)  TERMINATION OF AGREEMENT............................................24

  SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS.........................24
    (a)  EFFECTIVENESS OF REGISTRATION STATEMENT.............................24
    (b)  OPINION OF COUNSEL FOR COMPANY......................................24
    (c)  OPINION OF COUNSEL FOR UNDERWRITERS.................................25
    (d)  OFFICER'S CERTIFICATE...............................................25
    (e)  ACCOUNTANT'S COMFORT LETTER.........................................26
    (f)  BRING-DOWN COMFORT LETTER...........................................26
    (g)  APPROVAL OF LISTING.................................................26
    (h)  NO OBJECTION........................................................26
    (i)  LOCK-UP AGREEMENTS..................................................26
    (k)  CONDITIONS TO PURCHASE OF OPTION SECURITIES.........................26
       (i)       OFFICERS' CERTIFICATE.......................................27
       (ii)      OPINION OF COUNSEL FOR COMPANY..............................27
       (iii)     OPINION OF COUNSEL FOR UNDERWRITERS.........................27
       (iv)      BRING-DOWN COMFORT LETTER...................................27
    (l)  ADDITIONAL DOCUMENTS................................................28
    (m)  TERMINATION OF AGREEMENT............................................28

  SECTION 6. INDEMNIFICATION.................................................28
    (a)  INDEMNIFICATION OF UNDERWRITERS.....................................28
    (b)  INDEMNIFICATION OF COMPANY AND DIRECTORS AND OFFICERS...............30
    (c)  ACTIONS AGAINST PARTIES; NOTIFICATION...............................31
    (d)  SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE..................32
    (e)  INDEMNIFICATION FOR RESERVED SECURITIES.............................32

  SECTION 7.  CONTRIBUTION...................................................32

  SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
                DELIVERY.....................................................34

  SECTION 9.  TERMINATION OF AGREEMENT.......................................34
    (a)  TERMINATION; GENERAL................................................34
    (b)  LIABILITIES.........................................................35

  SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.....................35

  SECTION 11. NOTICES........................................................36

  SECTION 12. PARTIES........................................................36

  SECTION 13. GOVERNING LAW AND TIME.........................................36

  SECTION 14. EFFECT OF HEADINGS.............................................36

SCHEDULES
  Schedule A - List of Selling Stockholders .............................Sch A-1
  Schedule B - List of Underwriters......................................Sch B-1
  Schedule C - Pricing Information.......................................Sch C-1
  Schedule D - List of Persons subject to Lock-up........................Sch D-1

EXHIBITS
  Exhibit A - Form of Opinion of Company's Counsel...........................A-1
  Exhibit B - Form of Opinion of Selling Stockholders' Counsel...............B-1
  Exhibit C - Form of Lock-up Letter.........................................C-1

ANNEXES
  Annex A - Form of Accountant's Comfort Letter..........................Annex-1

                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
                            (a Maryland corporation)

                        16,000,000 Shares of Common Stock
                          (Par Value $0.001 Per Share)


                               PURCHASE AGREEMENT
                                                                 April    , 2002
                                                                       ---

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
  as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     Heritage Property Investment Trust, Inc. (the "Company"), Net Realty Holding Trust, a wholly-owned subsidiary of the New England Teamsters & Trucking Industry Pension Fund, and The Prudential Insurance Company of America ("Prudential" and collectively with Net Realty Holding Trust, the "Selling Stockholders") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule B hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the sale by Net Realty Holding Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, par value $0.001 per share, of the Company ("Common Stock") set forth in said Schedule B, and with respect to the grant by the Company and the Selling Stockholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of additional shares of Common Stock to cover overallotments, if any. The aforesaid shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

     The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company, the Selling Stockholders and the Underwriters agree that up to 160,000 shares of the Initial Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-11 (No. 333-69118) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectus. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (i) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (ii) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each form of prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a

"preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final form of prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated _____, 2002, together with the applicable Term Sheet and all references in this Agreement to the date of such prospectus shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

SECTION 1.  REPRESENTATIONS AND WARRANTIES.

     (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b), hereof, and agrees with each Underwriter, as follows:

          (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied, and will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing

     Time, complied, and will comply, in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included, or will include, an untrue statement of a material fact or omitted, or will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules of the Company, the financial statements of Net Realty Holding Trust and the financial statements of Bradley Real Estate, Inc. ("Bradley"), each included in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) FINANCIAL STATEMENTS. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; the financial statements of Net Realty Holding Trust included in the Registration Statement and the Prospectus, together with the related notes, present fairly, in all material respects, the financial position of Net Realty Holding Trust and its consolidated subsidiaries at the dates indicated and the statement of changes in net assets for the periods specified; the financial statements of Bradley included in the Registration Statement and the Prospectus, together with the related notes, present fairly, in all material respects, the financial position of Bradley and its consolidated subsidiaries at the dates indicated and the statements of income, share owners' equity and cash flows of Bradley and its consolidated subsidiaries for the periods specified; said financial statements of the Company, Net Realty Holding Trust and Bradley each have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (iv) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and
     (D) neither the Company, the Heritage Property Investment Limited Partnership, the Bradley Operating Limited Partnership nor any other Subsidiary has incurred any material obligation or liability, direct, contingent or otherwise.

          (v) GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

          (vi) GOOD STANDING OF THE OPERATING PARTNERSHIPS. Each of Heritage Property Investment Limited Partnership and Bradley Operating Limited Partnership (the "Operating Partnerships") has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware; each of the Operating Partnerships has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and each of the Operating Partnerships is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

          (vii) GOOD STANDING OF SUBSIDIARIES. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X), including without limitation, each of the Operating Partnerships (each a "Subsidiary" and, collectively, the "Subsidiaries"), has been duly organized and is validly existing as a partnership, corporation or limited liability company ("LLC") in good standing under the laws of the jurisdiction of its organization, has partnership, corporate or LLC power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign partnership, corporation or LLC to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of beneficial interest or capital stock, partnership and LLC interests, as the case may be, of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, with respect to the shares of beneficial interest or capital stock, partnership and LLC interests owned by the Company or another subsidiary, are owned by the Company or another subsidiary, respectively, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement.

          (viii) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The issued and outstanding units of each of the Operating Partnerships have been duly authorized and validly issued and are fully paid; and none of the outstanding units of the Operating Partnerships was issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnerships.

          (ix) AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company.

          (x) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

          (xi) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, partnership or LLC agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement, and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws, partnership agreement or LLC agreement of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which, without regard to compliance with any notice or other procedural requirements, gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xii) ABSENCE OF LABOR DISPUTE. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's tenants at any of the neighborhood or community shopping centers owned and operated by the Company and its subsidiaries, principal suppliers or contractors, which, in any case, may reasonably be expected to result in a Material Adverse Effect.

          (xiii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xiv) ACCURACY OF EXHIBITS. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xv) POSSESSION OF INTELLECTUAL PROPERTY. Neither the Company nor any of its subsidiaries is required to own or possess any trademarks, service marks, trade names or copyrights to conduct the business operated by it other than those whereby the failure to possess or own would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

          (xvi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations and foreign or state securities or blue sky laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

          (xvii) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate the real property owned or leased by them and to otherwise conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse

     Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

          (xviii) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases relating to the business of the Company and its subsidiaries and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect; and neither the Company nor any subsidiary is in default under any of such leases and subleases (and the Company and any subsidiary do not know of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases) other than such defaults that would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, other than such claims that would not have a Material Adverse Effect.

          (xix) COMPLIANCE WITH CUBA ACT. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

          (xx) INVESTMENT COMPANY ACT. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxi) ENVIRONMENTAL LAWS. Except as described in the Registration Statement, (A) neither the Company nor any of its subsidiaries is or has been in violation of, and neither the Company nor any of its subsidiaries has any liability under, federal, state, local or foreign statute, law, rule, regulation, judicial or administrative order, consent decree or judgment, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), except as would not have a Material Adverse Effect, (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, except as would not have a Material Adverse Effect
     (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, government information requests, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there has been no release of Hazardous Materials at, on, under or from any real property owned or operated by the Company or any of its subsidiaries during the period of such ownership or operation, except as reasonably could not be expected to result in liability to the Company; (E) neither the Company nor any subsidiary has arranged, by contract, agreement, or otherwise, for the treatment or disposal of Hazardous Materials at any facility, such that the Company or any subsidiary is or could be liable for the cleanup of such facility; (F) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up, removal or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

          (xxii) INSURANCE. Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage for similar insurers as may be necessary to continue its businesses at a cost that would not reasonably be expected to have a Material Adverse Effect, except as described in or contemplated by the Registration Statement and the Prospectus.

          (xxiii) TITLE INSURANCE. Each of the Company and its subsidiaries has obtained title insurance on all of the properties owned by each of them covering risks and in amounts that are commercially reasonable for the assets owned by them and that are consistent with the types and amounts of insurance typically maintained by current owners of similar properties, and in each case such title insurance is in full force and effect.

          (xxiv) MORTGAGES. The mortgages and deeds of trust encumbering the properties and assets described in general in the Prospectus are not convertible and are not cross-defaulted or cross-collateralized to any property not owned by the Company or any of its subsidiaries, except as disclosed in the Prospectus; and none of the Company or any of its subsidiaries hold participating interests in such mortgages and deeds of trust.

          (xxv) REGISTRATION RIGHTS. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as disclosed in the Prospectus.

          (xxvi) REIT QUALIFICATION. The Company was organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years beginning with the year ended December 31, 1999, and its current organization and method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT.

          (xxvii) PARTNERSHIP CLASSIFICATION. (a) The Heritage Partnership has been properly classified either as a partnership or as an entity disregarded as separate from the Company for Federal income tax purposes throughout the period from July 1, 1999 through the date hereof.

               (b) The Bradley Partnership is properly classified as a partnership, and not as a corporation or as an association taxable as a corporation, for Federal income tax purposes throughout the period from September 2, 1997 through the date hereof.

          (xxviii) SUBSIDIARY PARTNERSHIPS. Each of the Subsidiaries that is a partnership or a limited liability company ("Subsidiary Partnerships") has been properly classified either as a partnership or as an entity disregarded as separate from the Company for Federal income tax purposes throughout the period from its formation through the date hereof, or, in the case of any Subsidiary Partnerships that have terminated, through the date of termination of such Subsidiary Partnerships.

          (xxix) TAX RETURNS. Each of the Company, the Operating Partnerships and its Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to file would not have a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

          (xxx) PENSION PLANS. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code including the regulations and published interpretations thereunder; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except for such noncompliance, reportable events, liabilities, or failures to qualify that would not result in a Material Adverse Effect.

          (xxxi) PLAN ASSETS. The assets of the Company do not constitute "plan assets" of an ERISA regulated employee benefit plan.

          (xxxii) REOC STATUS. The affairs of the Company have at all times been conducted in compliance with the requirements for a "real estate operating company" (REOC) as such term is defined in the plan assets regulation in 29 C.F.R. Section 2510.3-101(e).

          (xxxiii) COMPLIANCE WITH ERISA. The formation of the Company as the successor to the company that managed the real estate investments of the New England Teamsters & Trucking Industry Pension Fund ("NETT") and the contribution by NETT of its real estate properties to the Company were undertaken in full compliance with ERISA, including but not limited to the prohibited transaction rules under 29 USC 1106.

     (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDERS. Each of the Selling Stockholders represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

          (i) ACCURATE DISCLOSURE. To the extent that any statements or omissions made in any preliminary prospectus are made in reliance upon and in conformity with information furnished by or on behalf of such Selling Stockholder for use therein, such preliminary prospectus did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. To the extent that any statements or omissions made in the Registration Statement, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with information furnished by or on behalf of such Selling Stockholder for use therein, the Registration Statement did, and the Prospectus and any amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (ii) GOOD STANDING OF THE SELLING STOCKHOLDER. Such Selling Stockholder has been duly organized and is validly existing as a trust or a corporation, as the case may be, in good standing under the laws of the state of its jurisdiction and has trust or corporate power and authority to enter into and perform its obligations under this Agreement and the Power of Attorney and Custody Agreement;

          (iii) AUTHORIZATION OF AGREEMENTS. Such Selling Stockholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement"), and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and therein and compliance by such Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

          (iv) GOOD AND MARKETABLE TITLE. Such Selling Stockholder has, and will at the Closing Time and on the Date of Delivery (if any) have, good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (v) DUE EXECUTION OF POWER OF ATTORNEY AND CUSTODY AGREEMENT. Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to Merrill Lynch, the Power of Attorney and Custody Agreement with _______________ and _______________ as attorneys-in-fact (the
     "Attorneys-in-Fact") and as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and each of the Attorneys-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(f) hereof or that may be required pursuant to
     Section 5(m)(i) hereof on behalf of such Selling Stockholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

          (vi) ABSENCE OF MANIPULATION. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (vii) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by such Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

          (viii) CERTIFICATES SUITABLE FOR TRANSFER. Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed, or will be placed prior to the Closing Time, in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

          (ix) NO ASSOCIATION WITH NASD. Except as set forth on SCHEDULE D hereto, neither such Selling Stockholder nor any affiliates of such Selling Stockholder directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

     (c) OFFICER'S AND SELLING STOCKHOLDERS' CERTIFICATES. Any certificate signed by any officer of the Company or any of the Subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of each such Selling Stockholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

     (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and Net Realty Holding Trust agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and Net Realty Holding Trust, at the price per share set forth in Schedule C, the number of Initial Securities set forth in Schedule B opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Selling Stockholders hereby grant an option to the Underwriters, severally and not jointly, to purchase up to an additional 2,400,000 shares of Common Stock at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery for the Option Securities (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule B opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

     (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004, or at such other place as shall be agreed upon by Merrill Lynch, the Company and the Selling Stockholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch, the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Merrill Lynch, the Company and the Selling Stockholders, on each Date of Delivery as specified in the notice from Merrill Lynch to the Company and the Selling Stockholders.

     Payment shall be made to each of the Company and the Selling Stockholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Selling Stockholders, respectively, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     (e) APPOINTMENT OF QUALIFIED INDEPENDENT UNDERWRITER. The Company hereby confirms its engagement of Merrill Lynch as, and Merrill Lynch hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Securities. Merrill Lynch, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter".

SECTION 3. (a) COVENANTS.

     (a) COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

          (i) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify Merrill Lynch immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) FILING OF AMENDMENTS. The Company will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the Underwriters shall object in writing.

          (iii) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (iv) DELIVERY OF PROSPECTUS. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the "1934 Act"), such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement any Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (vi) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (vii) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) USE OF PROCEEDS. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (ix) LISTING. The Company will use its best efforts to effect the listing of the Common Stock (including the Securities) on the New York Stock Exchange.

          (x) RESTRICTION ON SALE OF SECURITIES. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (B) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing equity incentive plans or employee benefit plans of the Company referred to in the Prospectus, (C) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, (D) any shares of Common Stock issued in connection with the exercise of exchange rights of holders of common units of limited partnership interests in the Bradley Operating Limited Partnership, or (E) any shares of Common Stock issued by the Company or common units of limited partnership interests issued by either of the Operating Partnerships, in each case, in connection with the acquisition by the Company of securities or assets of a party that is not an affiliate of the Company.

          (xi) REPORTING REQUIREMENTS. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

          (xii) COMPLIANCE WITH NASD RULES. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

          (xiii) COMPLIANCE WITH RULE 463. The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 of the 1933 Act Regulations.

     (b) COVENANT OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders covenants with each Underwriter as follows:

          (i) RESTRICTION ON SALE OF SECURITIES. During a period of 180 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or cause the Company to file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

          Notwithstanding the foregoing, such Selling Stockholder may transfer any or all of the shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock owned by such Selling
     Stockholder: (i) to its affiliates (as such term is defined in Rule 405 promulgated under the 1933 Act); and (ii) in a distribution by such Selling Stockholder to its partners, members or stockholders;
     provided, however, that in any transfer pursuant to (i) or (ii), it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the shares of Common Stock subject to, and the transferee agrees to be bound by, the provisions of this Agreement, and there shall be no further transfer of such shares of Common Stock except in accordance with this Agreement. Furthermore, the restrictions of this Section 3(b)(i) shall not apply to any shares of Common Stock acquired by the Selling Stockholders in open-market transactions after the closing time.

SECTION 4.  PAYMENT OF EXPENSES.

     (a) EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (xi) the fees and expenses of the Independent Underwriter; provided, that the obligation of the Company to pay the fees and disbursements of counsel to the Underwriters pursuant to clauses (v) and (ix) shall not exceed $50,000 in the aggregate.

     (b) EXPENSES OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders will pay all of the expenses incident to the performance of such Selling Stockholder's obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of such Selling Stockholder's counsel, accountants and any other advisors.

     (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     (d) ALLOCATION OF EXPENSES. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

     SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties by the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of either Selling Stockholder delivered pursuant to the provisions hereof, to the performance by each of the Company and the Selling Stockholders of its covenants and other obligations hereunder, and to the following further conditions:

     (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

     (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the Representatives shall have received the favorable opinion of Bingham Dana LLP, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel for the Company, each dated as of Closing Time and in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinions for each of the other Underwriters, as to the effect set forth in Exhibit A hereto.

     (c) OPINION OF COUNSEL FOR SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received the favorable opinions, each dated as of Closing Time, of Morgan, Lewis & Bockius LLP, counsel for NETT, and Clifford Chance Rogers & Wells, counsel for Prudential, each in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinions for each of the other Underwriters, to the effect set forth in Exhibit B hereto.

     (d) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Hogan & Hartson L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters with respect to the matters set forth in clauses (i), (vi) through (ix), inclusive, and (xii) (solely as to the information in the Prospectus under "Description of Capital Stock--Authorized Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Maryland, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (e) OFFICER'S CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

     (f) CERTIFICATE OF SELLING STOCKHOLDERS. At Closing Time, the Representatives shall have received a certificate of one of the Attorneys-in-Fact on behalf of each of the Selling Stockholders, dated as of Closing Time, to the effect that (i) the representations and warranties of such Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) such Selling Stockholder has complied with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied under this Agreement at or prior to Closing Time.

     (g) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and other information contained in the Registration Statement and the Prospectus, including the financial statements of Net Realty Holding Trust, the financial statements of Bradley and all pro forma financial information.

     (h) BRING-DOWN COMFORT LETTER. At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (i) APPROVAL OF LISTING. At Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

     (j) NO OBJECTION. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (k) LOCK-UP AGREEMENTS. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule D hereto.

     (l) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the

Company and of each of the Selling Stockholders contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company or on behalf of either Selling Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i) OFFICERS' CERTIFICATE. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company and of one of the Attorneys-in-Fact on behalf of each of the Selling Stockholders, confirming that the certificates delivered by the Company and the Selling Stockholders, respectively, at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) OPINION OF COUNSEL FOR COMPANY. The favorable opinion of Bingham Dana LLP, counsel for the Company, together with the favorable opinion of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iii) OPINION OF COUNSEL FOR THE SELLING STOCKHOLDERS. The favorable opinion of Morgan, Lewis & Bockius LLP, counsel for NETT, and of Clifford Chance Rogers & Wells, counsel for Prudential, each dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (iv) OPINION OF COUNSEL FOR UNDERWRITERS. The favorable opinion of Hogan & Hartson L.L.P., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
     Section 5(c) hereof.

          (v) BRING-DOWN COMFORT LETTER. A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (k) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (l) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.  INDEMNIFICATION.

     (a) INDEMNIFICATION OF UNDERWRITERS. (1) The Company and each of the Selling Stockholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (i) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (ii) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities to eligible employees and persons having business relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary Prospectus, not misleading;

          (C) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(B)(i) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (D) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(1)(B)(i) hereof, to the extent that any such expense is not paid under
     (A), (B) or (C) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the Company will not be liable to any Underwriter with respect to any Prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Time, a copy of the Final Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Time to allow for distribution by the Closing Time) to the Underwriter and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the Preliminary Prospectus which was corrected in the Final Prospectus as, if applicable, amended or supplemented prior to the Closing Time and such Final Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Final Prospectus by the Closing Time to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

Notwithstanding anything to the contrary contained in this Section 6(a), (x) each Selling Stockholder shall only have liability pursuant to this Section 6(a) in respect of information furnished by or on behalf of such Selling Stockholder expressly for use in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (y) the liability of each Selling Stockholder pursuant to this Section 6(a) shall be limited to the product of (I) the number of shares of Common Stock to be sold by such Selling Stockholder and (II) the public offering price of the shares of Common Stock set forth in the Prospectus, less the underwriting discount applicable to such shares.

               (2) In addition to and without limitation of the obligations of the Company to indemnify Merrill Lynch as an Underwriter, the Company and each of the Selling Stockholders severally and not jointly agree to indemnify and hold harmless the Independent Underwriter and each person, if any, who controls the Independent Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, incurred as a result of the Independent Underwriter's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Securities.

               (3) Insofar as this indemnity agreement may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and who, at the date of this Agreement, is a director or officer of the Company or controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement under Item 37 thereof.

     (b) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND THE SELLING Stockholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of the Selling Stockholders and each person, if any, who controls either Selling Stockholder, including directors, officers and trustees, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, that, if indemnity is sought pursuant to Section 6(a)(2), then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) separate from its own counsel and that of the other indemnified parties for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of 1934 Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. Any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter shall be designated in writing by the Independent Underwriter. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(1)(B) and Section 6(a)(1)(C) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     (e) INDEMNIFICATION FOR RESERVED SECURITIES. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of eligible employees and persons having business relationships with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

SECTION 7. CONTRIBUTION. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholders and by the Underwriters from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions, or in connection with any violation of the nature referred to in

Section 6(a)(1)(B)(i) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, by the Selling Stockholders and by the Underwriters in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and by the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in
Section 6(a)(1)(B)(i) hereof.

     The Company, the Selling Stockholders and the Underwriters agree that Merrill Lynch will not receive any additional benefits hereunder for serving as the Independent Underwriter in connection with the offering and sale of the Securities.

     The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter; each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company; and each person, if any, who controls either Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Selling Stockholder. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule B hereto and not joint.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or on behalf of either Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or either Selling Stockholder and shall survive delivery of the Securities to the Underwriters.

SECTION 9.  TERMINATION OF AGREEMENT.

     (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the

Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company and the Selling Stockholders to sell the relevant Option

Securities, as the case may be, any of the Representatives, the Company or the Selling Stockholders shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for a Underwriter under this
Section 10.

SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Matthew Abrusci; notices to the Company shall be directed to it at 535 Boylston Street, Boston, MA 02116, attention of Thomas C. Prendergast; notices to NETT shall be directed to it at 535 Boylston Street, Boston, Massachusetts 02116, attention of Charles Langone; and notices to Prudential shall be directed to it at c/o Prudential Real Estate Investors, 8 Campus Drive, Parsippany, New Jersey 07054, attention of Robert Falzon.

SECTION 12. PARTIES. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and each of the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                                       Very truly yours,

                                       HERITAGE PROPERTY INVESTMENT TRUST, INC.



                                       By:________________________________
                                          Title:



                                       NET REALTY HOLDING TRUST,
                                       as Selling Stockholder

                                       By:________________________________
                                          Title:



                                       THE PRUDENTIAL INSURANCE
                                       COMPANY OF AMERICA,
                                       as Selling Stockholder

                                       By:________________________________
                                          Title:

CONFIRMED AND ACCEPTED,
 as of the date first above written:


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED
GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
UBS WARBURG LLC
By: MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


By____________________________________________
             Authorized Signatory


For themselves and as Representatives of the other Underwriters named in Schedule B hereto.

                                   SCHEDULE A

                              ALLOCATION AMONG THE
                      COMPANY AND THE SELLING STOCKHOLDERS


                                             NUMBER OF       MAXIMUM NUMBER OF
                                        INITIAL SECURITIES   OPTION SECURITIES

THE COMPANY
Heritage Property Investment
Trust, Inc............................

THE SELLING STOCKHOLDERS
Net Realty Holding Trust..............
The Prudential Insurance
Company of America....................           __

Total

                                    Sch A - 1

                                   SCHEDULE B

                                                                      NUMBER OF
                                                                      INITIAL
                                    NAME OF UNDERWRITER              SECURITIES

Merrill Lynch, Pierce, Fenner & Smith
  Incorporated.....................................................
Goldman, Sachs & Co................................................
Morgan Stanley & Co. Incorporated..................................
UBS Warburg LLC....................................................
Deutsche Banc Alex Brown, Inc......................................
First Union Securities, Inc........................................
Legg Mason Wood Walker, Incorporated...............................
                                                                     -----------
Total............................................................... 16,000,000
                                                                     ===========


                                    Sch B - 1

                                   SCHEDULE C

                     Heritage Property Investment Trust, Inc

                           ____ Shares of Common Stock

                          (Par Value $0.001 Per Share)

     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $o.

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $o, being an amount equal to the initial public offering price set forth above less $o per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.



                                    Sch C - 1

                                   SCHEDULE D

                          List of persons and entities
                               subject to lock-up

     o   each executive officer of Heritage Property Investment Trust, Inc.

     o   each director of Heritage Property Investment Trust, Inc.

     o   Kevin O'Shea



                                    Sch D - 1

                                    EXHIBIT A

                      FORM OF OPINION OF COMPANY'S COUNSEL

                           TO BE DELIVERED PURSUANT TO

                                  SECTION 5(b)

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

     (ii) The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction set forth in Schedule I.

     (iv) The authorized, issued and outstanding capital stock of the Company will, at the Closing Time and giving effect to the issuance of the Initial Securities under the Purchase Agreement, be as set forth in the Prospectus under the captions "The Offering" and "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements, equity incentive plans or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and, to our knowledge, none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

     (v) Heritage Property Investment Limited Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware. Bradley Operating Limited Partnership (together with Heritage Property Investment Limited Partnership, the "Operating Partnerships") is validly existing as a limited partnership in good standing under the laws of the State of Delaware.

     (vi) Each of the Operating Partnerships has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

     (vii) Each of the Operating Partnerships is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction set forth in Schedule II.

     (viii) The issued and outstanding units of the Heritage Property Investment Limited Partnerships have been duly authorized and validly issued and are fully paid; and, to our knowledge, none of the outstanding units of the Heritage Property Investment Limited Partnership was issued in violation of the preemptive or other similar rights of any securityholder of the Heritage Property Investment Limited Partnership.

     (ix) Each Subsidiary is validly existing as a partnership, corporation or LLC in good standing under the laws of the jurisdiction of its organization, has partnership, corporate or LLC power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign partnership, corporation or LLC to transact business and is in good standing in each jurisdiction set forth in Schedule III; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding shares of beneficial interest or capital stock or partnership or LLC interests of each Subsidiary (other than those Subsidiaries set forth on Schedule IV) has been duly authorized and validly issued, is fully paid and non-assessable and, with respect to the shares of beneficial interest or capital stock, partnership and LLC interests owned by the Company, another Subsidiary and/or certain affiliated entities, are owned by the Company, another Subsidiary and/or certain affiliated entities free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except that the capital stock, partnership and LLC interests of those Subsidiaries set forth on Schedule V have been pledged to Fleet National Bank as security for the subordinated loan described in the Prospectus.

     (x) The Purchase Agreement was duly authorized, executed and delivered by the Company.

     (xi) We have been informed by the Commission that the Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     (xii) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data derived therefrom included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

     (xiii) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

     (xiv) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the New York Stock Exchange.

     (xv) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is required to be disclosed in the Prospectus other than those described or referred to therein and the descriptions thereof or references thereto are correct in all material respects, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     (xvi) The information in the Prospectus under "Prospectus Summary--Restrictions On Ownership of Our Capital Stock," "Prospectus Summary--Our Tax Status," "Prospectus Summary--Our Corporate Structure," "Description of Capital Stock," "Structure and Description of Operating Partnerships," "Material United States Federal Income Tax Considerations" and "ERISA Considerations" and in the Registration Statement under Item 34, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters.

     (xvii) To our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws or partnership or LLC agreement or similar documents and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is filed as an exhibit to the Registration Statement.

     (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency under Federal, Massachusetts or Maryland law (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

     (xix) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and compliance by the Company with its obligations under the Purchase Agreement do not and will not, (A) whether with or without the giving of notice or lapse of time or both, constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xi) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to those agreements set forth in Schedule IV (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) or (B) result in any violation of the provisions of the charter or by-laws or partnership or LLC agreement or similar documents of the Company or any Subsidiary. The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and compliance by the Company with its obligations under the Purchase Agreement (other than the performance of the Company's indemnification or contribution obligations thereunder, concerning which no opinion is expressed) do not and will not violate any applicable Federal, Massachusetts or Maryland law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

     (xx) To our knowledge, except as disclosed in the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     (xxi) The Company is not an "investment company" as such term is defined in the 1940 Act.

     (xxii) Commencing with the Company's initial taxable year ended December 31, 1999, the Company has been organized and has operated in conformity with the requirements for qualification as a REIT under the Code and the Company's current organization and proposed method of operation (as described in the [registration statement filed with the Securities and Exchange Commission on September 7, 2001 on Form S-11 (File No. 333-69118), as amended through the date of the opinion,] and a certificate of representations provided by an officer of the Company in connection with the opinion) will enable the Company to continue to so qualify.

     (xxiii) Heritage Property Investment Limited Partnership is and has been properly treated as a partnership or as an entity disregarded as separate from the Company for federal income tax purposes throughout the period from and after July 1, 1999 through the date hereof.

     (xxiv) Bradley Operating Limited Partnership is and has been properly treated as a partnership for federal income tax purposes and not as a corporation or as an association taxable as a corporation, throughout the period from September 18, 2000, through the date hereof.

     (xxv) The assets of the Company do not constitute "plan assets" of an ERISA regulated employee benefit plan.

                             -----------------------

     Such counsel shall also confirm that it is not aware of any contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be filed as exhibits to, or described in, the Registration Statement that have not been so filed with the Commission or that are not described accurately in all material respects in the Registration Statement, as the case may be.

     Such counsel shall also confirm that it is not aware of any pending or threatened action, suit or proceeding to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which is required to be disclosed in the Registration Statement that has not been so described or that is not described accurately in all material respects in the Registration Statement, as the case may be.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and such counsel has not made any independent investigation thereof, on the basis of the information that was developed during the course thereof, considered in light of such counsel's understanding of applicable law and the experience such counsel has gained through its practice thereunder, such counsel shall advise you that no facts have come to its attention which lead such counsel to believe that (i) on the effective date of the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable), the Registration Statement or any amendment thereto (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) at the date of the Prospectus, at the date of any amended or supplemented prospectus or at the Closing Time, the Prospectus or any amendment or supplement thereto (except with respect to the financial statements and related notes and schedules and other financial data derived therefrom included therein or omitted therefrom, as to which such counsel need not express any belief), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    EXHIBIT B



                FORM OF OPINION OF SELLING STOCKHOLDER'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)


     (i) The Selling Stockholder has been duly organized and is validly existing as a trust or corporation, as the case may be, in good standing under the laws of the State of _______ and has trust or corporate power and authority to enter into and perform its obligations under the Purchase Agreement and the Power of Attorney and Custody Agreement.

     (ii) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by such Selling Stockholder of its obligations under the Purchase Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities to be purchased by the Underwriters.

     (iii) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Stockholder and constitutes the legal, valid and binding agreement of such Selling Stockholder.

     (iv) The Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

     (v) Each Attorney-in-Fact has been duly authorized by the Selling Stockholder to deliver the Securities on behalf of the Selling Stockholder in accordance with the terms of the Purchase Agreement.

     (vi) The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws or trust agreement of the Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholder or any of its properties.

     (vii) At the Closing Time, the Selling Stockholder will deliver valid and marketable title to the Securities to be sold by such Selling Stockholder pursuant to the Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Purchase Agreement. By delivery of a certificate or certificates therefor such Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the Purchase Agreement (without notice of any defect in the title of such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                                    EXHIBIT C

                FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER
                      STOCKHOLDERS PURSUANT TO SECTION 5(i)


                                 April __, 2002

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated,
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
     as Representatives of the several
     Underwriters to be named in the
     within-mentioned Purchase Agreement
C/O  MERRILL LYNCH & CO.
       MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED
North Tower
World Financial Center
New York, New York  10281-1209


     Re:  PROPOSED PUBLIC OFFERING BY HERITAGE PROPERTY INVESTMENT TRUST, INC.


Dear Sirs:

The undersigned, a stockholder [and an officer and/or director] of Heritage Property Investment Trust, Inc., a Maryland corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC, propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company, providing for the public offering of shares (the "Securities") of the Company's common stock, par value $0.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly,
(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.



                                       Very truly yours,

                                       Signature:
                                                 ------------------------------

                                       Print Name:
                                                  -----------------------------

                                     Annex A

                  FORM OF ACCOUNTANT'S COMFORT LETTER PURSUANT
                                 TO SECTION 5(e)






                                     Annex-1